Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT AND LIMITED WAIVER

TO CREDIT AGREEMENT

This SECOND AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this “Limited Waiver”), dated as of July 26, 2017 (the “Effective Date”), is entered into by and among STONEMOR OPERATING LLC, a Delaware limited liability company (the “Administrative Borrower”), the other Borrowers party hereto, the Lenders party hereto and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent entered into that certain Credit Agreement dated as of August 4, 2016 (as amended by that certain First Amendment to Credit Agreement dated as of March 15, 2017, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement), whereby the Lenders have extended credit to the Borrowers on the terms and subject to the conditions described therein;

WHEREAS, an Event of Default exists under clause (d) of Article VII of the Credit Agreement (the “Existing Event of Default”) resulting from the failure of the Administrative Borrower to timely deliver the financial statements required under Section 5.01(a) of the Credit Agreement and the related Compliance Certificate required under Section 5.01(c) of the Credit Agreement, in each case, for the period ending December 31, 2016; and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders party hereto have agreed to, waive the Existing Event of Default and to make certain other modifications to the Credit Agreement subject to the terms and conditions as set forth in this Limited Waiver.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1. Limited Waiver. Subject to the terms, and the timely satisfaction of each of the conditions precedent and conditions subsequent in Section 3 and Section 4 of this Limited Waiver, the Administrative Agent and the Lenders party hereto hereby waive the Existing Event of Default.

2. Amendment to the Credit Agreement. As of the Effective Date, Section 5.01(b) of the Credit Agreement is hereby amended and restated in its entirety by deleting the text thereof and replacing it with the following:

“(b) (i) within forty-five (45) days (or, (A) for the fiscal quarter ending March 31, 2017, within forty-five (45) days after the date that the Annual Report on Form 10-K of the Partnership for the Fiscal Year ending December 31, 2016 is filed and (B) for the fiscal quarter ending June 30, 2017, within forty-five (45) days after the date that the Quarterly Report on Form 10-Q of the Partnership for the fiscal quarter ending March 31, 2017 is filed, but in any event not later than November 15, 2017) after the end of each of the first three fiscal quarters of each Fiscal Year of the Partnership (or, if earlier, by the date that the Quarterly Report on Form 10 Q of the Partnership for such fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form), commencing with the fiscal quarter ending September 30, 2016, its consolidated balance sheet and related statements of income or operations, shareholders’ equity or partners’ capital and cash flows as of the

Second Amendment and Limited Waiver – StoneMor Operating LLC

end of and for such fiscal quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Partnership and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (except for a footnote summarizing the investment of Trust Funds as at the end of the applicable fiscal quarter) and (ii) until both (1) the Annual Report on Form 10-K of the Partnership for the Fiscal Year ending December 31, 2016 is filed and (2) the Quarterly Report on Form 10-Q for the Partnership for the fiscal quarter ending March 31, 2017 is filed, within thirty-five (35) days after the end of each month of each Fiscal Year of the Partnership (or, for the month ending January 31, 2017, within thirty-five (35) days after the last day of February, 2017), commencing with the month ending January 31, 2017, its consolidated balance sheet and related statements of income or operations, shareholders’ equity or partners’ capital and cash flows as of the end of and for such month and the then elapsed portion of the Fiscal Year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Partnership and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (except for a footnote summarizing the investment of Trust Funds as at the end of the applicable fiscal quarter);”

3. Conditions Precedent. The effectiveness of this Limited Waiver is subject to the following conditions precedent:

(a) receipt by the Administrative Agent of a copy of this Limited Waiver, duly executed and delivered by the Borrowers and the Required Lenders;

(b) receipt by the Administrative Agent of a copy of the attached Reaffirmation of Guaranty, duly executed and delivered by each Guarantor;

(c) the truth and accuracy of the representations and warranties contained in Section 6 of this Limited Waiver; and

(d) receipt by the Administrative Agent of all fees and expenses due and payable on or before the Effective Date.

4. Conditions Subsequent. The effectiveness of this Limited Waiver is subject to the fulfillment by the Borrowers, on or before August 15, 2017 of the conditions subsequent set forth below (the failure by the Borrowers to so perform or cause to be performed constituting an Event of Default under the Credit Agreement):

(a) the Administrative Borrower shall furnish to the Administrative Agent (for distribution to each Lender) the audited consolidated balance sheet and related statements of income or operations, shareholders’ equity or partners’ capital and cash flows of the Partnership and its consolidated Subsidiaries as of the end of and for the Fiscal Year ending December 31, 2016, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by Deloitte & Touche LLP or other independent public accountants reasonably acceptable to the Administrative Agent (without a “going concern” or like qualification or exception (other than a qualification in respect of any Fiscal Year in which the Maturity Date is scheduled to occur, due solely to the maturity of the Obligations) and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Partnership and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; and

(b) the Administrative Borrower shall furnish to the Administrative Agent (for distribution to each Lender) a Compliance Certificate (i) certifying as to whether a Default has occurred and is continuing and, if a Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) setting forth reasonably detailed calculations demonstrating compliance with the financial covenants set forth in Section 6.12 for the Measurement Period ending December 31, 2016.

5. Reaffirmation. Each Borrower hereby (a) ratifies and reaffirms all of its respective payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (b) ratifies and reaffirms each grant of a Lien on its property made pursuant to the Loan Documents and confirms that such Liens continue to secure the Secured Obligations under the Loan Documents, subject to the terms thereof.

6. Representations, Warranties, Covenants and Acknowledgments. To induce the Administrative Agent and the Lenders to enter into this Limited Waiver, each Borrower hereby:

(a) represents and warrants that (i) as of the Effective Date, after giving effect to this Limited Waiver, the representations and warranties of such Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date; provided, that to the extent any such representation or warranty specifically refers to an earlier date, such representation and warranty was true and correct in all material respects on and as of such earlier date; provided, further, that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” or similar language was true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (ii) as of the Effective Date, after giving effect to this Limited Waiver, no Default or Event of Default has occurred and is continuing, (iii) the execution and delivery of this Limited Waiver is within each Borrower’s organizational powers and has been duly authorized by all necessary organizational actions and, if required, actions by equity holders and (iv) this Limited Waiver has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) acknowledges and agrees that (i) this Limited Waiver is not intended, and should not be construed, except as expressly set forth herein, as an amendment of, or any kind of waiver or consent related to, the Credit Agreement or the other Loan Documents, (ii) this Limited Waiver shall not represent an amendment, consent, or waiver related to any future actions of any Borrower or any Subsidiary and (iii) except as expressly set forth in this Limited Waiver, the Administrative Agent and each Lender reserves all of their respective rights pursuant to the Credit Agreement and the other Loan Documents;

(c) further acknowledges and agrees that the Administrative Agent’s and the Lenders’ agreement to waive the specific matters addressed in this Limited Waiver, do not and shall not create (nor shall any Borrower or any Subsidiary rely upon the existence of or claim or assert that there exists) any obligation of the Administrative Agent or any Lender to consider or agree to any further waivers, consents or amendments and, in the event that the Administrative Agent or any Lender subsequently agrees to consider any further waivers, consents or amendments, neither this Limited Waiver nor any other conduct of the Administrative Agent or any Lender shall be of any force or effect on the Administrative Agent’s or any Lender’s consideration or decision with respect to any such requested waiver, consent or amendment;

(d) further acknowledges and agrees that this Limited Waiver shall be deemed a Loan Document for all purposes under the Credit Agreement and the other Loan Documents; and

(e) further acknowledges and agrees that, after giving effect to this Limited Waiver, no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection in favor of any Borrower against the Administrative Agent or any Lender exists as of the Effective Date arising out of or with respect to this Limited Waiver, the Credit Agreement or any other Loan Document.

7. Effect of Limited Waiver; Effect of Non-Compliance. Except as expressly set forth herein, this Limited Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Limited Waiver is a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. To the extent any representation or warranty made in this Limited Waiver shall be untrue in any material respect (without duplication of any materiality qualifier) or if any Borrower fail to timely satisfy any of the conditions listed above (whether conditions precedent or conditions subsequent) to the satisfaction of the Administrative Agent, in its sole discretion, such occurrence shall be deemed an Event of Default pursuant to the terms of the Credit Agreement and other Loan Documents.

8. Release; Indemnitees.

(a) In further consideration of the execution of this Limited Waiver by the Administrative Agent and each Lender, each Borrower, individually and on behalf of its successors (including, without limitation, any trustees acting on behalf of such Borrower and any debtor-in-possession with respect to such Borrower), assigns, subsidiaries and Affiliates, hereby forever releases the Administrative Agent, each Lender and their respective successors, assigns, parents, subsidiaries, Affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, matured or unmatured, fixed or contingent (collectively, “Claims”) that such Borrower may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take in connection with the Credit Agreement or the other Loan Documents prior to the Effective Date, including, without limitation, with respect to the Obligations, any Collateral, the Credit Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations. This provision shall survive and continue in full force and effect whether or not each Borrower shall satisfy all other provisions of this Limited Waiver, the Loan Documents or the Credit Agreement, including payment in full of all Obligations.

(b) Each Borrower hereby further agrees to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of any Borrower or any parent, Subsidiary or Affiliate of any Borrower, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Limited Waiver. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Limited Waiver, the Credit Agreement and the other Loan Documents.

9. Miscellaneous.

(a) Counterparts; Integration; Effectiveness. This Limited Waiver may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Limited Waiver, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to the terms of Section 3 of this Limited Waiver, this Limited Waiver shall become effective when it shall have been executed by the Borrower, the Administrative Agent and the Required Lenders and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Limited Waiver by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Limited Waiver. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Limited Waiver and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(b) Severability. Any provision of this Limited Waiver held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(c) Governing Law. THIS LIMITED WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(d) Jurisdiction. Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Limited Waiver, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Limited Waiver or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Limited Waiver or any other Loan Document against any Borrower or its properties in the courts of any jurisdiction.

(e) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Limited Waiver or any other Loan Document in any court referred to in Section 9(d). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(f) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LIMITED WAIVER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS LIMITED WAIVER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(f).

(g) Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Limited Waiver and shall not affect the construction of, or be taken into consideration in interpreting, this Limited Waiver.

IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

Administrative Borrower:

STONEMOR OPERATING LLC

By:	/s/ Mark L. Miller
Name:	Mark L. Miller
Title:	CFO & Sr. VP

Partnership:

STONEMOR PARTNERS L.P.
By: STONEMOR GP LLC, as its General Partner

By:	/s/ Mark L. Miller
Name:	Mark L. Miller
Title:	CFO & Sr. VP

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Birchlawn Burial Park Subsidiary, Inc.

Bronswood Cemetery, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Chapel Hill Associates, Inc.

Chapel Hill Funeral Home, Inc.

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Covington Memorial Funeral Home, Inc.

Covington Memorial Gardens, Inc.

Eloise B. Kyper Funeral Home, Inc.

Forest Lawn Gardens, Inc.

Forest Lawn Memory Gardens, Inc.

Forest Lawn Memorial Chapel, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

KIRIS Subsidiary, Inc.

Kirk & Nice, Inc.

Kirk & Nice Suburban Chapel, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

Modern Park Development Subsidiary, Inc.

Oak Hill Cemetery Subsidiary, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

Perpetual Gardens.Com, Inc.

Prince George Cemetery Corporation

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Puerto Rico Cemetery and Funeral, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Birchlawn Burial Park LLC

CMS West LLC

CMS West Subsidiary LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Henlopen Memorial Park LLC

Henlopen Memorial Park Subsidiary LLC

Henry Memorial Park LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Modern Park Development LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Plymouth Warehouse Facilities LLC

PVD Acquisitions LLC

Rolling Green Memorial Park LLC

Rockbridge Memorial Gardens LLC

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Hawaii LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Mississippi LLC

StoneMor Mississippi Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oklahoma LLC

StoneMor Oklahoma Subsidiary LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

StoneMor Wisconsin LLC

StoneMor Wisconsin Subsidiary LLC

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Virginia Memorial Service LLC

WNCI LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

Cornerstone Trust Management Services LLC

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

StoneMor Florida LLC

StoneMor Florida Subsidiary LLC

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

CAPITAL ONE, NATIONAL ASSOCIATION,
as a lender

By:	/s/ Daviel Smelcer
Name:	Daniel Smelcer
Title:	Senior Manager

Signature Page to Second Amendment and Limited Waiver

[StoneMor Operating LLC]

CAPITAL ONE, NATIONAL ASSOCIATION
as the Administrative Agent

By:	/s/ Daviel Smelcer
Name:	Daniel Smelcer
Title:	Senior Manager

Signature Page to Second Amendment and Limited Waiver

[StoneMor Operating LLC]

Citizens Bank of Pennsylvania

By:	/s/ Dale R. Carr
Name:	Dale R. Carr
Title:	SVP

Signature Page to Second Amendment and Limited Waiver

[StoneMor Operating LLC]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Daniel K. Reagle
Name:	Daniel K. Reagle
Title:	Authorized Officer

Signature Page to Second Amendment and Limited Waiver

[StoneMor Operating LLC]

Univest Bank and Trust Co, as a Lender

By:	/s/ Paul A. Pyfer
Name:	Paul A. Pyfer
Title:	SVP, Relationship Manager

Signature Page to Second Amendment and Limited Waiver

[StoneMor Operating LLC]

REAFFIRMATION OF GUARANTY

July 26, 2017

In connection with that certain Credit Agreement dated as of August 4, 2016 (as amended, the “Credit Agreement” unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement) by and among STONEMOR OPERATING LLC, a Delaware limited liability company (the “Administrative Borrower”), the other Borrowers party thereto, the LENDERS party thereto and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), the undersigned entered into that certain Guaranty and Collateral Agreement dated as of August 4, 2016 or a supplement or joinder thereto (collectively, the “Guaranty Agreement”) for the benefit of the Administrative Agent and the other Secured Parties to guaranty the payment and performance of the Secured Obligations pursuant to the terms of the Guaranty Agreement.

The undersigned now hereby (i) acknowledges the terms of the attached Second Amendment and Limited Waiver dated as of the date hereof by and among the Administrative Borrower, the other Borrowers thereto, the Lenders party thereto and the Administrative Agent, (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under the Guaranty Agreement and each of the other Loan Documents to which it is a party and (iii) ratifies and reaffirms each grant of a Lien on its property made pursuant to the Loan Documents and confirms that such Liens continue to secure the Secured Obligations under the Loan Documents, subject to the terms thereof.

[remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation of Guaranty to be duly executed by their respective authorized officers as of the day and year first above written.

Partnership:

STONEMOR PARTNERS L.P.
By: STONEMOR GP LLC, as its General Partner

By:	/s/ Mark L. Miller
Name:	Mark L. Miller
Title:	CFO & Sr. VP

Signature Page to Reaffirmation of Guaranty

[StoneMor Operating LLC]

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Birchlawn Burial Park Subsidiary, Inc.

Bronswood Cemetery, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Chapel Hill Associates, Inc.

Chapel Hill Funeral Home, Inc.

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Covington Memorial Funeral Home, Inc.

Covington Memorial Gardens, Inc.

Eloise B. Kyper Funeral Home, Inc.

Forest Lawn Gardens, Inc.

Forest Lawn Memory Gardens, Inc.

Forest Lawn Memorial Chapel, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

KIRIS Subsidiary, Inc.

Kirk & Nice, Inc.

Kirk & Nice Suburban Chapel, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

Signature Page to Reaffirmation of Guaranty

[StoneMor Operating LLC]

Modern Park Development Subsidiary, Inc.

Oak Hill Cemetery Subsidiary, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

Perpetual Gardens.Com, Inc.

Prince George Cemetery Corporation

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Puerto Rico Cemetery and Funeral, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

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Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Birchlawn Burial Park LLC

CMS West LLC

CMS West Subsidiary LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Henlopen Memorial Park LLC

Henlopen Memorial Park Subsidiary LLC

Henry Memorial Park LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Modern Park Development LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Plymouth Warehouse Facilities LLC

PVD Acquisitions LLC

Rolling Green Memorial Park LLC

Rockbridge Memorial Gardens LLC

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

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StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Hawaii LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Mississippi LLC

StoneMor Mississippi Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oklahoma LLC

StoneMor Oklahoma Subsidiary LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

StoneMor Wisconsin LLC

StoneMor Wisconsin Subsidiary LLC

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

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Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Virginia Memorial Service LLC

WNCI LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

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Cornerstone Trust Management Services LLC

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

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StoneMor Florida LLC
StoneMor Florida Subsidiary LLC

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: CFO & Sr. VP

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